UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 7, 2015 (May 4, 2015)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-16725 (Commission file number)	42-1520346 (I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392 (Address of principal executive offices)

(515) 247-5111 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 7, 2015, Principal Financial Group, Inc. (the “Company”) issued $400,000,000 aggregate principal amount of its 3.400% Senior Notes due 2025 (the “Senior Notes”) and $400,000,000 aggregate principal amount of its 4.700% Fixed-to-Floating Rate Junior Subordinated Notes due 2055 (the “Junior Subordinated Notes” and, together with the Senior Notes, the “Notes”).  The Senior Notes were issued pursuant to the Senior Indenture, dated as of May 21, 2009 (the “Senior Indenture”), among the Company, as issuer, Principal Financial Services, Inc. (“PFSI”), as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Eighth Supplemental Indenture, dated as of May 7, 2015 (the “Senior Supplemental Indenture”). The Junior Subordinated Notes were issued pursuant to the Junior Subordinated Indenture, dated as of May 7, 2015 (the “Junior Indenture”), among the Company, as issuer, PFSI, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of May 7, 2015 (the “Junior Supplemental Indenture”). The Senior Notes and the Junior Subordinated Notes are each fully and unconditionally guaranteed by PFSI pursuant to separate Guarantees, each dated as of May 7, 2015 (together, the “Guarantees”).

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement”) (File Nos. 333-195749 and 333-195749-04) which became effective upon filing with the Securities and Exchange Commission on May 7, 2014.  The closing of the sale of the Notes occurred on May 7, 2015.  The Senior Indenture, the Senior Supplemental Indenture (including the form of Senior Note), the Junior Indenture, the Junior Supplemental Indenture (including the form of Junior Subordinated Note), the Guarantee of PFSI with respect to the Senior Notes and the Guarantee of PFSI with respect to the Junior Subordinated Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 hereto, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the issuance and sale of the Notes, the Company entered into (i) the Underwriting Agreement, dated May 4, 2015 (the “Senior Underwriting Agreement”), among the Company, PFSI and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of the underwriters named in Schedule I thereto, relating to the Senior Notes, and (ii) the Underwriting Agreement, dated May 4, 2015 (the “Junior Underwriting Agreement”), among the Company, PFSI and HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the underwriters named in Schedule I thereto, relating to the Junior Subordinated Notes. The Senior Underwriting Agreement and the Junior Underwriting Agreement are filed as Exhibits 1.1 and 1.2 hereto, respectively, and are incorporated by reference herein.

The opinions of Debevoise & Plimpton LLP, relating to the validity of the Senior Notes and the related Guarantee, relating to the validity of the Junior Subordinated Notes and the related Guarantee, and relating to certain U.S. Federal income tax matters in connection with the Junior Subordinated Notes, are filed as Exhibits 5.1, 5.2 and 8.1 hereto, respectively. The opinions of Karen E. Shaff, Executive Vice President, General Counsel and Secretary of the Company and PFSI, relating to certain legal matters relating to the issuance of the Guarantee with respect to the Senior Notes and relating to certain legal matters relating to the issuance of the Guarantee with respect to the Junior Subordinated Notes, are filed as Exhibits 5.3 and 5.4 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated May 4, 2015, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp

Investments, Inc., as representatives of the underwriters named in Schedule I thereto, relating to the 3.400% Senior Notes due 2025.

Exhibit 1.2

Underwriting Agreement, dated May 4, 2015, among Principal Financial Group, Inc., Principal Financial Services, Inc. and HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto, relating to the 4.700% Fixed-to-Floating Rate Junior Subordinated Notes due 2055.

Exhibit 4.1

Senior Indenture, dated as of May 21, 2009, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to Principal Financial Group Inc.’s Current Report on Form 8-K filed on May 21, 2009).

Exhibit 4.2

Eighth Supplemental Indenture (including the form of 3.400% Senior Note due 2025), dated as of May 7, 2015, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee, relating to the 3.400% Senior Notes due 2025.

Exhibit 4.3

Junior Subordinated Indenture, dated as of May 7, 2015, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee.

Exhibit 4.4

First Supplemental Indenture (including the form of 4.700% Fixed-to-Floating Rate Junior Subordinated Note due 2055), dated as of May 7, 2015, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee, relating to the 4.700% Fixed-to-Floating Rate Junior Subordinated Notes due 2055.

Exhibit 4.5	Guarantee of Principal Financial Services, Inc. with respect to the 3.400% Senior Notes due 2025.

Exhibit 4.6	Guarantee of Principal Financial Services, Inc. with respect to the 4.700% Fixed-to-Floating Rate Junior Subordinated Notes due 2055.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP with respect to the 3.400% Senior Notes due 2025 and the related Guarantee.

Exhibit 5.2	Opinion of Debevoise & Plimpton LLP with respect to the 4.700% Fixed-to-Floating Rate Junior Subordinated Notes due 2055 and the related Guarantee.

Exhibit 5.3

Opinion of Karen E. Shaff, Executive Vice President, General Counsel and Secretary of Principal Financial Group, Inc. and Principal Financial Services, Inc. with respect to the Guarantee with respect to the 3.400% Senior Notes due 2025.

Exhibit 5.4

Opinion of Karen E. Shaff, Executive Vice President, General Counsel and Secretary of Principal Financial Group, Inc. and Principal Financial Services, Inc. with respect to the Guarantee with respect to the 4.700% Fixed-to-Floating Rate Junior Subordinated Notes due 2055.

Exhibit 8.1	Opinion of Debevoise & Plimpton LLP with respect to the 4.700% Fixed-to-Floating Rate Junior Subordinated Notes due 2055.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibits 5.1, 5.2 and 8.1).

Exhibit 23.2	Consent of Karen E. Shaff, Executive Vice President, General Counsel and Secretary of Principal Financial Group, Inc. and Principal Financial Services, Inc. (contained in Exhibits 5.3 and 5.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Principal Financial Group, Inc.

By:	/s/ Karen E. Shaff
Name:	Karen E. Shaff
Title:	Executive Vice President, General Counsel
and Secretary

Date: May 7, 2015